                                                                    May 7, 2003

Dear Shareholder:

   The Zweig Fund's net asset value declined 0.65%* for the three months ended March 31, 2003, including the $0.137 distribution paid on January 10, 2003. During the same period, the Standard & Poor's 500 Index dropped 3.15%, including dividends. The fund's average equity exposure during the period was approximately 62%.

   The Zweig Fund announced new management as of April 1, 2003. Carlton Neel and David Dickerson will manage the Fund in conjunction with the asset allocation strategies provided by Dr. Martin Zweig and his advisory firm Zweig Consulting LLC. Previously, Neel and Dickerson managed the Phoenix-Zweig and Phoenix-Euclid open end mutual funds. The Fund's investment objectives will remain the same under the new management.

                             DISTRIBUTION DECLARED

   On March 17, 2003, the Fund declared a distribution of $0.131 payable on April 28, 2003 to holders of record April 9, 2003. Including this distribution, our total payout since the Fund's inception is now $17.696.

              Sincerely,

              /s/ Philip R. McLoughlin
              Philip R. McLoughlin
              Chairman

                                 MARKET OUTLOOK

   The first quarter was a difficult one for the stock market. For the quarter, the Dow Jones Industrial Average fell 4.9%, the S&P 500 Index dipped 3.15%, and the Nasdaq Composite Index eked out a meager 0.42% gain.

   In the first quarter the market was largely concerned over the potential war with Iraq. Fears about the possible developments in the war, combined with higher oil prices that have since abated, put a monkey wrench in the economy and the market consequently sold off.

   While people were concerned with the war, they still followed the economic numbers, which were poor. The war became a major short-term worry, but the market had tremendous problems before Iraq took center stage and it still does. There is still a hangover from the bursting of the stock market bubble, there is too much debt in the economy, and stock prices are too high on a valuation basis. With the war virtually over, the other economic problems remain.

   To help with the reconstruction of Iraq, some American companies will benefit from contracts estimated as high as $100 billion. No one knows how these contracts will be paid, be it through oil money from Iraq or the U.S. Government. Regardless of who pays, it is unlikely that this expenditure will give the overall economy a significant lift.

   The small amount of cash held by mutual funds is a huge negative for the market. In 1990, mutual funds held about 13% of their assets in cash. Now, they are running at about 4.5%. This cash level is close to the lowest in history. Making matters worse, mutual funds have had net redemptions. This means that they have to sell more and more stock to meet the buyouts. It makes no sense for mutual funds to be sig-

--------
   * Past performance is not indicative of future results.

nificantly optimistic while holding minimal amounts of cash. In my opinion, the long-term bear market will not be over until the cash position at mutual funds is much higher.

   In February, investors withdrew a net $11.1 billion from stock funds. It was the eighth month out of the past nine where more money was taken out than put in. During much of the 1990s, particularly in the late 1990s, the public was buying mutual funds hand-over-fist, at inflated prices. Now, the public has been burned and turned off to mutual funds. This situation probably will continue. It will put a drag on the market, just as money pouring in helped push the market up.

   Sometimes panic in mutual funds--such as in 1998--will result in a huge figure in net redemptions. But, what is taking place is not a panic. It has been going on month after month. It's a war of attrition and I don't see it turning around until the market is no longer overpriced.

   S&P 500 stocks are trading at about 28 times earnings over the past year. At the end of the 1990-1991 recession, that number was about 15.5. But, it is hard to evaluate these figures because of questions regarding the quality of reported earnings. A recent article in Barron's indicated that if companies recognized stock options as an expense, which they should, S&P earnings would be 10% lower than reported. And, that forecast doesn't address the case of pension accounting, which has overstated earnings for a few years. In addition, there is confusion regarding operating earnings and pro-forma earnings and we continue to see more cases of fraud and accounting deception. Even if the numbers were not overstated, the price/earnings ratios are still too high.

   Overall bullish sentiment at the end of the 1990-1991 recession was about 34% compared to about 47% today. Back then, Wall Street strategists' bullish sentiment was about 47% and now it is about 63%. The first percentages refer to the numbers of stock market investment newsletters that were and are bullish. That figure has never gotten as low as it did near the bear market bottoms in recent years. The numbers for the Wall Street strategists don't go back quite as far. They go back to the 1980s and we are now close to a record high of optimism for this group.

   Can this group of Wall Street strategists be right at the bottom of one of the worst bear markets ever? While not wholly optimistic, the advisors are not as pessimistic as they usually get at bear market bottoms. As with the mutual fund managers, the optimism among advisors and strategists is simply not realistic right now.

   There is one segment of society that is not optimistic. Consumer sentiment fell in March to 62.5%, the lowest reading in about ten years. In the past when consumer sentiment has gotten this pessimistic, we had stock market bottoms. This occurred during short-lived recessions after World War II. We have had several recessions that lasted for a couple of quarters during a poor economy. Amid consumer pessimism, the market hit bottom. In 2001, we had a recession. It has been over for quite a while, but the recovery has been anemic and the question is whether we are going into a second recession or something worse.

   In either scenario, perhaps the extreme consumer pessimism doesn't really matter. If we had surveys back in the 1930s, I guarantee that consumers would have been pessimistic long before the stock market bottomed. Back then, the economy then was in an unusual period of collapsing on itself. We may be facing something roughly akin to that. I don't think we will have a 1930s depression. However, we may be in for a period of very slack economic growth or even a double-dip recession. In that case, it may be premature to look at the pessimistic consumer sentiment numbers and say, therefore, the market will go up.

   A more positive indicator is the fact that there were just five initial public offerings in the

U.S. in the first quarter, raising $642 million--the poorest level since the fourth quarter of 1990. That was the last time this market raised less than $1 billion. One sign to look for in identifying a bear market bottom is the drying up of IPOs. It reflects an environment so bleak, a new issue can't be sold. However, there were periods in the long bear markets, such as in 1973-1974, when the markets kept going down, despite a lack of IPOs. However, in and of itself, I think that today's low rate of IPOs is a positive factor. It is in our sentiment models, but there's a lot more out there that is negative.

   The recent rise in labor productivity is not a very positive sign for the stock market. Productivity climbed 4.8% in 2002, the greatest jump since 8.5% in the 1950s. When productivity gains as much as it has, the stock market generally does not do well. It happens regularly after recessions like the one we had in 2001. After large layoffs, there are fewer people producing the goods, which increases productivity rates. I don't consider what has happened to be productivity advancement. It simply underscores that we have had a recession. When productivity rises for four or five quarters, the market usually underperforms.

   Although productivity is rising, manufacturing activity is falling. The Institute of Supply Management reported that its index of manufacturing activity dropped to 46 in March from 50.5 in February. That's below the 50-level that marks the link between economic expansion and contraction. In the past, when that number has dipped to the low 40s, it has usually signaled a bottom for the stock market. But, I take that March number with a grain of salt because it was impacted by the war. I would not be surprised if the next number showed improvement. In any event, the recent numbers are mediocre and not a good sign for the economy.

   At its March meeting, the Fed left interest rates unchanged at l.25%--its lowest level in 4l years--saying it couldn't characterize the current risks in the economy. As indicated earlier, I'm not predicting that we will have double-dip inflation, but it is a possibility. What we have to contend with are simultaneous deflationary and inflationary trends. Deflationary pressures include an excess capacity, an unwillingness to invest in capital improvements, and a torrent of cheap goods flooding the world from low-cost labor markets such as China, Mexico, India, and others.

   If the Fed is worried about deflation or the economy, it will try stimulation through monetary growth and lower interest rates. That kind of stimulation can be inflationary and we have already seen some inflation recently in oil and energy related areas. As for money supply, its rate of growth has diminished quite a bit and that is not inflationary. Of course, we also have the war and recession-related government deficits that tend to be inflationary. So, it's hard to see if we're heading for inflation or deflation and we don't know if the Fed will cut rates some more--considering that it has already cut a dozen times, with little impact.

   I don't put much stock in the Congressional Budget Office's projection that President Bush's proposed round of tax cuts could produce a string of deficits exceeding $1.82 trillion over the coming decade. I think long-term estimates of deficits are very unreliable. No one has ever gotten them right or even close. How can anyone know what will happen five or ten years down the road? However, if the deficits keep getting bigger, the markets will have problems with that. After going through a war and a recession, it's normal to have a deficit. If we get a recovery, it won't be a problem. But, I have my doubts whether we will see much recovery in the short term.

   In an attempt to bolster the economy and the stock market, President Bush has been pushing a proposal to end dividend taxation. Administration officials claim it could boost stock prices by 15 to 20%. While it's hard to quantify the effect of such action, I think it already has had a positive impact on the market. However, the plan has run into snags in Congress and it's not likely that dividend taxes will be eliminated entirely. We may see a gradual phase-in or a partial exemption. Should that happen, it would make some companies willing to pay more dividends. But, with the dividend yields so low and the market so overvalued, I don't know whether it would have a significant short-term impact.

   In the last annual report, we ventured that we didn't think stocks had bottomed at their recent lows. That opinion still holds. I believe the market will continue for a long time on a major bear trend basis. We could get six months or even a year on the upside, but, eventually, the market will go lower. In addition to its heavy overvaluation, it has too many other problems.

   Indicators were not too bad at the last bottom early in the year, but a lot of the improvement has gone by the boards. Many shorter-term indicators had improved, but now they're not as strong. I'm looking at mediocre sentiment indicators right now. This is typical of a bear market rally, which is what I believe we are experiencing. If the market goes higher, I believe my indicators that are now in a neutral zone, will get worse.

   Summing up, I don't believe there is enough long-term pessimism in the market. I see the economy as a real problem, with stocks greatly overvalued. On the near-term positive side, the winding down of the war may lift consumer psychology. It should help keep oil prices lower, which could help the economy. But, we rallied before and during the war and the market doesn't discount the same things twice. While the war outcome is a distinct plus, I don't think it offsets the market's other problems.

   At this writing we are about 62% invested and hold about 38% cash. So, I am not a flat-out bear, but I am trying to be very cautious.

              Sincerely,
                                                  [GRAPHIC]


              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   Our leading industry groups at the end of the first quarter included health care, financial services, technology, consumer products, energy, and retailing. With the exception of retailing, all of these groups were in our previous listing. During the quarter, we added to our holdings in energy and health care.

   Our largest individual holdings include Microsoft, Pfizer, IBM, Johnson & Johnson, General Electric, Pharmaceutical HOLDRs Trust, Citigroup, Wells Fargo, Dell, and Bank of America. During the quarter, we added to our position in Pharmaceutical and trimmed our holdings in AIG, which was on our previous listing.

              Sincerely,


                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President

                             THE ZWEIG FUND, INC.

                            STATEMENT OF NET ASSETS

                                March 31, 2003
                                  (Unaudited)

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 COMMON STOCKS                                 61.53%
 AEROSPACE & AIR TRANSPORT                      2.67%
    Boeing Co.....................................      52,100    $  1,305,626
    L-3 Communications Holdings, Inc..............      52,500(a)    2,108,925
    Northrop Grumman Corp.........................      35,000       3,003,000
    Raytheon Co...................................      68,500       1,943,345
    United Technologies Corp......................      34,200       1,976,076
                                                                  ------------
                                                                    10,336,972
                                                                  ------------
 BUILDING & FOREST PRODUCTS                     1.23%
    International Paper Co........................      54,700       1,848,860
    Smurfit-Stone Container Corp..................     120,400(a)    1,608,424
    Temple-Inland, Inc............................      35,000       1,309,000
                                                                  ------------
                                                                     4,766,284
                                                                  ------------
 CHEMICALS                                      0.70%
    E.I. du Pont de Nemours & Co..................      69,900       2,716,314
                                                                  ------------
 COMMERCIAL SERVICES                            0.66%
    First Data Corp...............................      69,300       2,564,793
                                                                  ------------
 CONSUMER PRODUCTS & SERVICES                   5.57%
    Anheuser-Busch Cos., Inc......................      69,400       3,234,734
    Avon Products, Inc............................      84,500       4,820,725
    Kimberly-Clark Corp...........................      70,000       3,182,200
    PepsiCo, Inc..................................      58,900       2,356,000
    Procter & Gamble Co...........................      56,600       5,040,230
    Unilever NV, ADR..............................      49,000       2,912,560
                                                                  ------------
                                                                    21,546,449
                                                                  ------------
 EXCHANGE TRADED FUNDS                          2.44%
    iShares Dow Jones U.S. Consumer Non-Cyclical
      Sector Index Fund...........................      70,000       2,683,800
    Pharmaceutical HOLDRs Trust...................      91,000       6,747,650
                                                                  ------------
                                                                     9,431,450
                                                                  ------------
 FINANCE -- FINANCIAL SERVICES                  9.97%
    Allstate Corp.................................      69,400       2,301,998
    American International Group, Inc.............      55,000       2,719,750
    Bank of America Corp..........................      86,500       5,781,660

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 FINANCE -- FINANCIAL SERVICES (CONTINUED)
    Citigroup, Inc................................     189,800    $  6,538,610
    Fannie Mae....................................      52,300       3,417,805
    Goldman Sachs Group, Inc......................      52,500       3,574,200
    Lehman Brothers Holdings, Inc.................      69,600       4,019,400
    Morgan Stanley................................      69,500       2,665,325
    Washington Mutual, Inc........................      35,000       1,234,450
    Wells Fargo & Co..............................     140,200       6,307,598
                                                                  ------------
                                                                    38,560,796
                                                                  ------------
 HEALTH CARE                                   10.70%
    Amgen, Inc....................................     100,000(a)    5,755,000
    Barr Laboratories, Inc........................      73,500(a)    4,189,500
    Johnson & Johnson.............................     123,300       7,135,371
    MedImmune, Inc................................      51,100(a)    1,677,613
    Medtronic, Inc................................      35,000       1,579,200
    Pfizer, Inc...................................     308,600       9,615,975
    St. Jude Medical, Inc.........................      87,500(a)    4,265,625
    UnitedHealth Group, Inc.......................      34,800       3,190,116
    Wyeth.........................................     105,000       3,971,100
                                                                  ------------
                                                                    41,379,500
                                                                  ------------
 MANUFACTURING                                  1.82%
    General Electric Co...........................     275,800       7,032,900
                                                                  ------------
 MEDIA                                          3.39%
    Clear Channel Communications, Inc.............      51,500(a)    1,746,880
    Gannett Co., Inc..............................      35,000       2,465,050
    Tribune Co....................................      80,500       3,623,305
    Viacom, Inc., Class B.........................      87,500(a)    3,195,500
    Walt Disney Co................................     122,900       2,091,758
                                                                  ------------
                                                                    13,122,493
                                                                  ------------
 METALS                                         0.25%
    Inco Ltd......................................      52,500(a)      977,550
                                                                  ------------
 OIL & OIL -- GAS DRILLING                      5.95%
    ConocoPhillips................................      76,000       4,073,600
    Exxon Mobil Corp..............................     148,800       5,200,560
    Occidental Petroleum Corp.....................     149,500       4,479,020
    Talisman Energy, Inc..........................      51,200       2,030,592
    TotalFinaElf SA, ADR..........................      45,500       2,878,785
    Valero Energy Corp............................     105,000       4,344,900
                                                                  ------------
                                                                    23,007,457
                                                                  ------------

                                                       Number of
                                                        Shares         Value
                                                     -----------    ------------
RAILROADS                                      0.50%
   Union Pacific Corp............................         35,000    $  1,925,000
                                                                    ------------
RESTAURANTS                                    0.55%
   Wendy's International, Inc....................         77,000       2,118,270
                                                                    ------------
RETAILING                                      3.50%
   Best Buy Co., Inc.............................        70,000 (a)    1,887,900
   Kroger Co.....................................        105,000(a)    1,380,750
   Lowe's Cos., Inc..............................         70,500       2,877,810
   Reebok International Ltd......................        52,000 (a)    1,708,200
   Wal-Mart Stores, Inc..........................        108,900       5,666,067
                                                                    ------------
                                                                      13,520,727
                                                                    ------------
TECHNOLOGY                                     9.05%
   Cisco Systems, Inc............................        207,300(a)    2,690,754
   Dell Computer Corp............................        218,900(a)    5,978,159
   Intel Corp....................................        294,400       4,792,832
   International Business Machines Corp..........         91,000       7,137,130
   Microsoft Corp................................        409,900       9,923,679
   Nokia Corp., ADR..............................        139,700       1,957,197
   Texas Instruments, Inc........................        155,500       2,545,535
                                                                    ------------
                                                                      35,025,286
                                                                    ------------
TELECOMMUNICATIONS                             1.28%
   CenturyTel, Inc...............................        105,000       2,898,000
   SBC Communications, Inc.......................        103,400       2,074,204
                                                                    ------------
                                                                       4,972,204
                                                                    ------------
UTILITIES -- ELECTRIC & GAS                    1.30%
   Entergy Corp..................................         52,900       2,547,135
   Exelon Corp...................................         49,000       2,470,090
                                                                    ------------
                                                                       5,017,225
                                                                    ------------
       Total Common Stocks..................................         238,021,670
                                                                    ------------
                                                       Principal
                                                        Amount
                                                     -----------
SHORT-TERM INVESTMENTS                        38.56%
   BMW US Capital LLC, 1.38%, 4/01/03............    $19,100,000      19,100,000
   Merrill Lynch & Co., Inc., 1.35%, 4/01/03.....     18,900,000      18,900,000
   UBS Financial Corp., 1.39%, 4/01/03...........     19,100,000      19,100,000
   Wal-Mart Stores, Inc., 1.25%, 4/01/03.........      9,600,000       9,600,000
   Deluxe Corp., 1.27%, 4/10/03..................     19,500,000      19,493,809
   Merck & Co., Inc, 1.22%, 4/10/03..............     15,000,000      14,995,425
   Toyota Motor Credit Corp., 1.23%, 4/11/03.....     18,000,000      17,993,850

                                                      Principal
                                                       Amount         Value
                                                     -----------  ------------
   SHORT-TERM INVESTMENTS (CONTINUED)
      Goldman Sachs & Co., 1.25%, 4/17/03........    $15,000,000  $ 14,991,667
      7-Eleven Inc., 1.27%, 5/05/03..............     15,000,000    14,982,008
                                                                  ------------
          Total Short-Term Investments....................         149,156,759
                                                                  ------------
          Total Investments -- 100.09%....................         387,178,429
                                                                  ------------
          Liabilities Less Cash and Other Assets -- (0.09%)           (336,236)
                                                                  ------------
          Net Assets (Equivalent to $5.28 per share based on
            73,233,013 shares of capital stock
            outstanding) -- 100%..........................        $386,842,193
                                                                  ============

--------
   (a) Non-income producing security.

                             THE ZWEIG FUND, INC.

                             FINANCIAL HIGHLIGHTS

                                March 31, 2003
                                  (Unaudited)

                                                                                    Net Asset Value
                                                              Total Net Assets        per share+
                                                         -------------------------  --------------
Beginning of period: December 31, 2002 .................              $400,162,779          $ 5.46
   Net investment income................................ $   185,188                    --
   Net realized and unrealized loss on investments......  (3,472,845)               $(0.05)
   Dividends from net investment income and
     distributions from net long-term and short-term
     capital gains......................................    (185,188)                   --
   Tax return of capital................................  (9,847,741)                (0.13)
   Net asset value of shares issued to shareholders in
     reinvestment of dividends resulting in issuance of
     common stock.......................................          --                    --
                                                         -----------                ------
   Net decrease in net assets/net asset value...........               (13,320,586)          (0.18)
                                                                      ------------          ------
End of period: March 31, 2003...........................              $386,842,193          $ 5.28
                                                                      ============          ======

--------
+ Per share data are being calculated based on average share method.

--------------------------------------------------------------------------------

                               SUBSEQUENT EVENT

   On May 7, 2003, the Board of Directors appointed the following new officers of the Fund: Carlton Neel, Executive Vice President; David Dickerson, Vice President; and Nancy Curtiss, Treasurer.

                                KEY INFORMATION
1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information
                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS

Philip R. McLoughlin
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Nancy J. Engberg
Secretary

Christopher M. Capano
Vice President

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
PO Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., N.A.
PO Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1375                                                              4902-1Q-03

      Quarterly Report



      Zweig

      The Zweig Fund, Inc.

      March 31, 2003


                                    [GRAPHIC]